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                                                                   EXHIBIT 10.14


                ADDENDUM TO FORM OF CHANGE OF CONTROL AGREEMENT


The following agreements are substantially identical to the Form of Change of Control Agreement shown here, except for the names and therefore are not filed as separate documents in accordance with Exchange Act rule 12b-31.

Form of Change of Control Agreement dated as of October 30, 1996 between Zale Corporation (the "Company"), and the following "Key Employees":

1)      Beryl B. Raff

2)      Alan P. Shor

3)      Mary L. Forte

4)      Paul G. Leonard

5)      Tom A. Carroll

6)      Sue E. Gove

7)      David L. Holmberg

8)      Gregory Humenesky

9)      Paul D. Kanneman

10)     Stephen C. Massanelli

11)     Ervin G. Polze